COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	105.4%
APARTMENT	4.1%
Essex Property Trust, Inc.(a)(b)		27,873	$6,745,266
UDR, Inc.(a)(b)		123,339	4,166,391

			10,911,657

DATA CENTERS	18.5%
Digital Realty Trust, Inc.(a)(b)		156,465	28,196,558
Equinix, Inc.(a)(b)		10,921	10,705,201
Iron Mountain, Inc.(a)(b)		98,229	10,033,110

			48,934,869

FREE STANDING	5.5%
Agree Realty Corp.(a)(b)		117,759	8,876,673
Essential Properties Realty Trust, Inc.(a)(b)		186,982	5,676,774

			14,553,447

HEALTH CARE	20.6%
CareTrust REIT, Inc.(a)(b)		105,379	3,862,140
Healthcare Realty Trust, Inc., Class A(a)(b)		287,793	4,889,603
Omega Healthcare Investors, Inc.(a)(b)		80,598	3,531,804
Welltower, Inc.(a)(b)		212,722	42,057,267

			54,340,814

HOTEL	2.8%
Host Hotels & Resorts, Inc.(a)(b)		379,184	7,265,165

INDUSTRIALS	8.1%
EastGroup Properties, Inc.(a)(b)		41,150	7,616,454
Prologis, Inc.(a)		104,306	13,787,167

			21,403,621

MANUFACTURED HOME	5.5%
Equity LifeStyle Properties, Inc.(a)(b)		134,512	8,396,239
Sun Communities, Inc.(a)(b)		49,052	6,178,590

			14,574,829

OFFICE	4.6%
BXP, Inc.(a)(b)		125,692	6,523,415
Cousins Properties, Inc.(b)		75,383	1,701,394
Hudson Pacific Properties, Inc.(a)(c)		40,016	236,495
Kilroy Realty Corp.(a)(b)		127,882	3,607,551

			12,068,855

REGIONAL MALL	2.4%
Simon Property Group, Inc.(a)		33,890	6,321,502

SELF STORAGE	7.5%
Extra Space Storage, Inc.(a)(b)		80,418	10,545,212
National Storage Affiliates Trust(a)		65,902	2,487,142
Public Storage(a)(b)		24,689	6,687,756

			19,720,110

		Shares	Value
SHOPPING CENTER	4.1%
Kimco Realty Corp.(a)(b)		246,613	$5,541,394
Kite Realty Group Trust(a)(b)		213,910	5,251,491

			10,792,885

SINGLE FAMILY HOMES	1.8%
Invitation Homes, Inc.(a)(b)		195,898	4,868,065

SPECIALTY	2.8%
Outfront Media, Inc.(a)(b)		282,963	7,498,520

TELECOMMUNICATIONS	14.9%
American Tower Corp.(a)(b)		92,855	16,024,916
Crown Castle, Inc.(a)(b)		288,405	23,450,210

			39,475,126

TIMBERLAND	2.2%
Rayonier, Inc.(a)(b)		275,568	5,682,212

TOTAL COMMON STOCK (Identified cost—$243,863,735)			278,411,677

EXCHANGE-TRADED FUNDS—CORPORATE BONDS	0.2%
Invesco Preferred ETF(a)(b)		53,007	576,716

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$585,086)			576,716

PREFERRED SECURITIES—EXCHANGE-TRADED	9.7%
BANKING	2.3%
Bank of America Corp., 4.375%, Series NN(a)(d)		20,000	351,200
Bank of America Corp., 5.00%, Series LL(a)(d)		20,000	403,400
Bank of America Corp., 5.375%, Series KK(a)(d)		5,931	128,406
Brookfield Finance I U.K. PLC, 4.50% (Canada)(a)(d)		25,000	363,500
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		30,000	454,500
Citigroup, Inc., 6.25%, Series II(d)		25,000	616,250
M&T Bank Corp., 6.35%, Series K(d)		35,000	877,800
Wells Fargo & Co., 4.70%, Series AA(a)(d)		50,000	944,000
Wells Fargo & Co., 4.75%, Series Z(a)(d)		31,919	606,461
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(d)		1,131	1,306,305

			6,051,822

BROKERAGE	1.1%
Morgan Stanley, 5.85%, Series K(a)(d)		38,838	907,644
Morgan Stanley, 6.375%, Series I(a)(d)		41,254	1,013,198
Morgan Stanley, 6.50%, Series P(a)(d)		9,461	235,295
Morgan Stanley, 6.625%, Series Q(a)(d)		2,841	71,707
Morgan Stanley, 6.875%, Series F(a)(d)		25,000	626,250

			2,854,094

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.50%, Series 4(a)(d)		34,342	867,479

DIVERSIFIED	0.2%
DigitalBridge Group, Inc., 7.125%, Series J(a)(d)		14,993	247,085

		Shares	Value
DigitalBridge Group, Inc., 7.15%, Series I(a)(d)		11,976	$194,610

			441,695

FINANCE	0.7%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(e)		19,840	504,531
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(d)		25,216	509,868
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		4,165	72,888
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(a)		11,394	265,024
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		20,000	499,600

			1,851,911

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(d)		3,039	65,688

INSURANCE	0.6%
American Financial Group, Inc., 5.125%, due 12/15/59(a)		6,096	110,155
American Financial Group, Inc., 5.875%, due 3/30/59(a)		19,617	403,718
Athene Holding Ltd., 4.875%, Series D(a)(d)		24,721	400,974
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(d)(e)		11,128	262,955
Equitable Holdings, Inc., 4.30%, Series C(a)(d)		12,713	202,899
Lincoln National Corp., 9.00%, Series D(a)(d)		5,099	133,288

			1,513,989

MORTGAGE	0.1%
Annaly Capital Management, Inc., 8.875%, Series J(a)(d)		15,000	379,800

SELF STORAGE	1.6%
Public Storage, 4.00%, Series P(a)(d)		58,968	898,083
Public Storage, 4.00%, Series R(a)(d)		25,865	393,924
Public Storage, 4.125%, Series M(a)(d)		25,115	393,050
Public Storage, 4.625%, Series L(a)(d)		31,956	559,869
Public Storage, 4.70%, Series J(a)(d)		30,712	548,516
Public Storage, 4.75%, Series K(a)(d)		18,671	339,065
Public Storage, 4.875%, Series I(a)(d)		34,425	640,649
Public Storage, 5.15%, Series F(a)(d)		20,000	392,200

			4,165,356

SHOPPING CENTER	0.3%
CTO Realty Growth, Inc., 6.375%, Series A(a)(d)		20,235	409,152
Regency Centers Corp., 6.25%, Series A(a)(d)		16,344	365,288

			774,440

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(a)(d)		84,754	1,559,474
AT&T, Inc., 5.00%, Series A(a)(d)		77,972	1,531,370
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70(a)		14,316	304,931

			3,395,775

UTILITIES	1.2%
Algonquin Power & Utilities Corp., 8.532% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(a)(f)		25,000	652,000
CMS Energy Corp., 5.875%, due 10/15/78(a)		20,000	438,000
DTE Energy Co., 6.25%, due 10/1/85, Series H(a)		30,400	723,216
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U(a)		14,802	367,237
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z		13,500	336,960

		Shares	Value
Southern Co., 6.50%, due 3/15/85(a)		6,603	$164,349
Xcel Energy, Inc., 6.25%, due 10/15/85(a)		25,000	617,000

			3,298,762

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$27,438,314)			25,660,811

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	34.5%
BANKING	18.6%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(d)(e)		400,000	396,614
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(d)(e)		300,000	278,775
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(d)(e)(g)		200,000	216,228
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(d)(e)(g)(h)		EUR 400,000	467,286
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(d)(e)(g)		600,000	632,975
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(d)(e)(g)		600,000	646,614
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(d)(e)(g)		600,000	692,996
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(d)(e)		883,000	905,874
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(a)(e)		800,000	822,124
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(a)(e)		400,000	393,143
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(e)		600,000	628,644
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(d)(e)(g)		400,000	404,062
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(d)(e)(g)		400,000	414,115
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(d)(e)(g)(h)		GBP 400,000	541,683
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(d)(e)(g)(h)		GBP 200,000	272,397
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(d)(e)(g)		GBP 200,000	278,949
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(d)(e)(g)		1,400,000	1,527,827
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(d)(e)(g)(i)		600,000	601,903
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(d)(e)(g)(i)		400,000	412,961
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(d)(e)(g)(i)		1,200,000	1,250,540
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(d)(e)(g)(i)		800,000	834,078
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(d)(e)(g)(i)		600,000	627,776
CaixaBank SA, 6.25% to 7/24/32 (Spain)(d)(e)(g)(h)		EUR 400,000	470,987
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(d)(e)		925,000	856,298
Citigroup Capital III, 7.625%, due 12/1/36(a)		725,000	803,259
Citigroup, Inc., 6.50% to 5/15/31, Series JJ(d)(e)		278,000	277,413
Citigroup, Inc., 6.625% to 2/15/31, Series HH(a)(d)(e)		880,000	881,259
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(d)(e)		1,350,000	1,360,406
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(d)(e)		1,650,000	1,663,202
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(d)(e)		569,000	585,935
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(d)(e)		1,438,000	1,487,912
Commerzbank AG, 7.50% to 10/9/30 (Germany)(d)(e)(g)(h)		400,000	406,137
Cooperatieve Rabobank UA, 6.50% (Netherlands)(d)(h)		EUR 235,000	300,892
Coventry Building Society Charitable Foundation, 8.75% to 6/11/29 (United Kingdom)(d)(e)(g)(h)		GBP 400,000	544,002
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(d)(e)(g)(i)		800,000	807,895
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(d)(g)(i)(j)		400,000	100,000
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(d)(e)(g)(h)		EUR 600,000	728,712
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(d)(e)(g)(h)		EUR 400,000	487,608
HSBC Holdings PLC, 6.75% to 3/24/31 (United Kingdom)(d)(e)(g)		400,000	395,840
HSBC Holdings PLC, 7.00% to 9/24/35 (United Kingdom)(d)(e)(g)		400,000	396,240

		Principal Amount*	Value
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(d)(e)(g)		600,000	$604,800
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(a)(d)(e)(g)		700,000	699,186
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(d)(e)(g)(h)		700,000	716,087
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(d)(e)(g)(h)		1,000,000	1,054,093
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(d)(e)		574,000	595,884
Lloyds Banking Group PLC, 6.625% to 9/27/35 (United Kingdom)(a)(d)(e)(g)		400,000	382,134
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(d)(e)(g)		600,000	630,330
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(d)(e)(g)		600,000	649,792
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(d)(e)(g)(i)		400,000	399,052
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(d)(e)		321,000	321,066
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(d)(e)		601,000	602,665
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(e)		800,000	773,596
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(e)		1,050,000	1,054,515
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(d)(e)(g)(i)		700,000	697,754
Societe Generale SA, 7.125% to 7/15/35 (France)(d)(e)(g)(i)		400,000	384,683
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(d)(e)(g)(i)		600,000	618,095
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(d)(e)(g)(i)		400,000	418,452
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(d)(e)(g)(i)		500,000	540,328
State Street Corp., 6.70% to 9/15/29, Series J(a)(d)(e)		595,000	613,619
Swedbank AB, 7.75% to 3/17/30 (Sweden)(d)(e)(g)(h)		800,000	842,610
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(a)(e)		700,000	689,285
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(e)		600,000	612,705
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(e)		600,000	619,363
Truist Financial Corp., 6.669% to 9/1/26, Series N(a)(d)(e)		1,750,000	1,748,983
UBS Group AG, 6.625% to 1/8/31 (Switzerland)(d)(e)(g)(i)		1,000,000	974,174
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(d)(e)(g)(i)		700,000	694,137
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(d)(e)(g)(i)		600,000	583,544
UBS Group AG, 7.00% to 1/8/36 (Switzerland)(d)(e)(g)(i)		600,000	580,320
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(d)(e)(g)(i)		600,000	620,014
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(d)(e)(g)(i)		1,000,000	1,066,455
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(d)(e)(g)(i)		1,000,000	1,126,599
Wells Fargo & Co., 6.125% to 6/15/31, Series GG(d)(e)		640,000	642,578
Wells Fargo & Co., 7.625% to 9/15/28(a)(d)(e)		740,000	777,805

			49,136,264

BROKERAGE	0.6%
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(d)(e)		1,403,000	1,470,597

ENERGY	0.7%
BP Capital Markets PLC, 6.45% to 12/1/33(a)(d)(e)		550,000	572,115
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)(e)		600,000	591,305
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(a)(e)		700,000	697,180

			1,860,600

FINANCE	0.3%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(e)(i)		200,000	197,061
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(a)(d)(e)(g)		500,000	503,787

			700,848

HEALTH CARE	0.5%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(e)		750,000	773,451

		Principal Amount*	Value
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(e)		588,000	$565,271

			1,338,722

INSURANCE	1.8%
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(a)(e)		250,000	233,864
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(d)(e)(i)		600,000	603,807
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(e)		220,000	222,700
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(e)(i)		175,000	165,101
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(e)(i)		122,000	117,577
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(i)		250,000	270,516
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(e)		350,000	358,669
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(e)		154,000	153,896
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Japan)(h)		300,000	308,836
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(d)(e)(h)		750,000	732,249
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(d)(e)(i)		600,000	588,490
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(d)(e)		1,000,000	1,042,068

			4,797,773

PIPELINES	4.0%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(e)		750,000	750,871
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(e)		386,000	406,166
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(e)		1,670,000	1,768,396
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(e)		1,445,000	1,626,516
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(d)(e)		546,000	546,488
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(d)(e)		1,716,000	1,751,109
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(e)		700,000	729,284
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)(e)		700,000	721,119
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(e)		700,000	694,377
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(e)		880,000	863,032
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(d)(e)(i)		730,000	727,687

			10,585,045

TELECOMMUNICATION SERVICES	1.7%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)(e)		500,000	506,036
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(e)		750,000	767,935
Rogers Communications, Inc., 6.875% to 5/2/31, due 7/31/56 (Canada)(e)		148,000	148,609
SoftBank Group Corp., 7.625% to 1/29/31, due 4/29/61 (Japan)(e)(h)		600,000	538,902
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(a)(e)		600,000	600,625
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(a)(e)		930,000	949,799
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(e)		210,000	192,287
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(e)		1,201,000	934,103

			4,638,296

UTILITIES	6.3%
AES Corp., 7.60% to 10/15/29, due 1/15/55(a)(e)		212,000	210,398
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(e)		2,075,000	2,019,756
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(e)(i)		700,000	711,656
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(a)(e)		490,000	484,367
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(a)(e)		500,000	495,752
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(e)		477,000	506,367
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)(e)		500,000	516,389
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(a)(e)		500,000	456,434

		Principal Amount*	Value
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(d)(e)		250,000	$246,256
Dominion Energy, Inc., 6.00% to 11/15/30, due 2/15/56(a)(e)		800,000	795,446
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(a)(e)		625,000	619,734
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(e)		900,000	914,079
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(e)		1,040,000	1,071,076
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(e)		500,000	512,622
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(a)(e)		500,000	517,298
Evergy, Inc., 6.65% to 3/2/30, due 6/1/55(a)(e)		1,000,000	1,007,513
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(e)		600,000	619,398
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(e)		350,000	357,698
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(e)		1,000,000	1,035,764
Puget Energy, Inc., 7.25% to 6/15/36, due 9/15/56(e)(i)		495,000	493,141
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(e)		375,000	365,098
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(e)		958,000	955,327
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(e)		728,000	736,253
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(a)(e)		250,000	247,996
Xcel Energy, Inc., 5.75% to 9/3/31, due 12/3/56(e)		775,000	756,770

			16,652,588

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$89,608,410)			91,180,733

CORPORATE BONDS	0.7%
OFFICE
Hudson Pacific Properties LP, 3.25%, due 1/15/30(a)		600,000	485,597
Hudson Pacific Properties LP, 5.95%, due 2/15/28(a)		500,000	474,804

			960,401

REGIONAL MALL
Simon Property Group LP, 5.85%, due 3/8/53(a)		700,000	699,714

TOTAL CORPORATE BONDS (Identified cost—$1,729,133)			1,660,115

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.2%
Hudson Pacific Properties, Inc., exercise price $0.07(c)(k)		70,332	410,739

TOTAL WARRANTS (Identified cost—$1,092,961)			410,739

SHORT-TERM INVESTMENTS	2.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(l)		869,287	869,287
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(l)		4,696,732	4,696,732

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,566,019)			5,566,019

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$369,883,658)	152.8%		403,466,810

		Value
WRITTEN OPTION CONTRACTS (Premiums received—$660,063)	(0.2)	$(503,053)
LIABILITIES IN EXCESS OF OTHER ASSETS	(52.6)	(138,873,540)

NET ASSETS	100.0%	$264,090,217

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call — iShares U.S. Real Estate ETF	$98.00	4/17/26	(8,620)	$(81,510,720)	$(660,063)	$(503,053)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/Receive	Fixed Payment Frequency	Floating Rate		Floating Rate Pay/Receive	Floating Payment Frequency	Maturity Date	Unrealized Appreciation (Depreciation)	Upfront Payments (Receipts)	Value
$37,000,000	1.557%	Pay	Monthly	3.680	%(n)	Receive	Monthly	3/1/27	$773,298	$—	$773,298
25,000,000	3.655%	Pay	Monthly	3.680	%(n)	Receive	Monthly	9/15/28	(67,625)	—	(67,625)
25,000,000	3.588%	Pay	Monthly	3.680	%(n)	Receive	Monthly	9/15/28	(26,584)	—	(26,584)

									$679,089	$—	$679,089

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,235,449	USD	2,575,751	4/20/26	$(10,296)
Brown Brothers Harriman	GBP	1,261,671	USD	1,680,206	4/20/26	10,301
						$5

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$278,411,677	$—	$—	$278,411,677
Exchange-Traded Funds	576,716	—	—	576,716
Preferred Securities—Exchange-Traded	25,660,811	—	—	25,660,811
Preferred Securities—Over-the-Counter	—	91,180,733	—	91,180,733
Corporate Bonds	—	1,660,115	—	1,660,115
Warrants	—	410,739	—	410,739
Short-Term Investments	—	5,566,019	—	5,566,019

Total Investments in Securities	$304,649,204	$98,817,606	$—	$403,466,810

Forward Foreign Currency Exchange Contracts	$—	$10,301	$—	$10,301
Interest Rate Swap Contracts	—	773,298	—	773,298

Total Derivative Assets	$—	$783,599	$—	$783,599

Forward Foreign Currency Exchange Contracts	$—	$(10,296)	$—	$(10,296)
Interest Rate Swap Contracts	—	(94,209)	—	(94,209)
Written Option Contracts	—	(503,053)	—	(503,053)

Total Derivative Liabilities	$—	$(607,558)	$—	$(607,558)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $297,048,321 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $50,325,963 in aggregate has been pledged as collateral.
(c)	Non–income producing security.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(e)	Security converts to floating rate after the indicated fixed–rate coupon period.
(f)	Variable rate. Rate shown is in effect at March 31, 2026.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $28,946,237 which represents 11.0% of the net assets of the Fund (7.1% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $8,412,481 which represents 3.2% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $17,213,796 which represents 6.5% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Security is in default.
(k)	These warrants do not have a stated expiration date.
(l)	Rate quoted represents the annualized seven–day yield.
(m)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)	Based on 1-Day USD-SOFR-OIS. Represents rates in effect at March 31, 2026.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued based upon prices provided by a third-party pricing service. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchanges on the valuation date, when supported by sufficient trading volume, or otherwise based on prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of March 31, 2026 are disclosed in the Fund’s Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investments. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.